SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2014

NOGAL ENERGY, INC.
(Exact name of Company as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-54035	20-4952339
(Commission File Number)	(IRS Employer Identification No.)

1610 Woodstead Court, Suite 330, The Woodlands, TX 77380

(Address of principal executive offices)

(844) 266-8263

(Telephone Number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 22, 2014, Financial Industry Regulatory Authority has finished processing the name change for Nogal Energy, Inc. On December 23, 2014, common stock of the Company will start trading under the new name – Novamex Energy, Inc. Stock symbol will remain the same - NGLE.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2014	NOGAL ENERGY, INC.

	By:	/s/ Stephen Bargo
Stephen Bargo
Chief Executive Officer

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